SUPPLEMENT DATED APRIL 19, 2017

TO PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding changes to investment options that are available under your Policy.

On or about April 28, 2017, the name of the following investment option will change:

Former Name	New Name

Delaware VIP Smid Cap Growth Series	Delaware VIP Smid Cap Core Series

Effective May 1, 2017, the name of the following investment option will change:

Former Name	New Name

Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio

Neuberger Berman Investment Advisors, LLC is the investment advisor to the Neuberger Berman Portfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.